               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

      Cohen & Steers Quality Income Realty Fund, Inc.
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                         COHEN & STEERS QUALITY INCOME
                               REALTY FUND, INC.
                   757 THIRD AVENUE, NEW YORK, NEW YORK 10017
                                 (212) 832-3232

                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 28, 2005

                              -------------------

To the Stockholders of
COHEN & STEERS QUALITY INCOME REALTY FUND, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the 'Meeting') of Cohen & Steers Quality Income Realty Fund, Inc. (the 'Fund') will be held at the offices of the Fund, 757 Third Avenue, 20th Floor, New York, New York 10017, on April 28, 2005 at 10:00 a.m. New York City time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated March 18, 2005:

        1. To elect four Directors of the Fund, to hold office for a term of three years or for a term of one year, as the case may be, and until their successors are duly elected and qualified; and

        2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The holders of the Fund's Taxable Auction Market Preferred Shares have equal voting rights with the holders of the Fund's common stock (i.e., one vote per share), and will vote together with the holders of common stock as a single class on the proposal to elect Bonnie Cohen, Richard E. Kroon and C. Edward Ward, Jr. as Directors and other business that may properly come before the Meeting. The holders of Taxable Auction Market Preferred Shares, voting separately as a class, will vote for the election of Willard H. Smith Jr., who has been designated as one of the two Directors representing the holders of the Fund's Taxable Auction Market Preferred Shares (see 'Proposal One: Election of Directors').

    The Directors have fixed the close of business on March 10, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Directors.

                                         By order of the Board of Directors,

                                         Robert H. Steers

                                         ROBERT H. STEERS
                                          Secretary

New York, New York
March 18, 2005

                             YOUR VOTE IS IMPORTANT

    PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.

                                PROXY STATEMENT
                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Introduction................................................    1
Proposal One: Election of Directors.........................    2
Independent Registered Public Accounting Firm...............    8
Fees Paid to PricewaterhouseCoopers LLP.....................    8
Certain Information Regarding the Investment Manager and the
  Administrator.............................................    9
Officers of the Fund........................................   10
Submission of Proposals for the Next Annual Meeting of
  Stockholders..............................................   10
Stockholder Communications..................................   10
Other Matters...............................................   11
Votes Required..............................................   11

                                       i

                                PROXY STATEMENT

                         COHEN & STEERS QUALITY INCOME
                               REALTY FUND, INC.
                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 832-3232

                              -------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 28, 2005

                              -------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Cohen & Steers Quality Income Realty Fund, Inc., a Maryland corporation (the 'Fund'), to be voted at the Annual Meeting of Stockholders of the Fund, to be held at the offices of the Fund, 757 Third Avenue, 20th Floor, New York, New York 10017, on April 28, 2005 at 10:00 a.m. New York City time, and at any adjournments thereof (collectively, the 'Meeting'). The solicitation will be by mail and the cost (including printing and mailing this Proxy Statement, meeting notice and form of proxy, as well as any necessary supplementary solicitation) will be borne by the Fund pursuant to the terms of the investment advisory agreement described below. The Notice of Meeting, Proxy Statement and Proxy are being mailed to stockholders on or about March 18, 2005.

    In accordance with the Fund's by-laws, the presence in person or by proxy of the holders of record of a majority of the shares of the Fund issued and outstanding and entitled to vote thereat shall constitute a quorum at the Meeting. If, however, a quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Fund present in person or by proxy shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. At any adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker 'non-votes' (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have no effect on obtaining the requisite approval of each proposal.

    The Board of Directors has fixed the close of business on March 10, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. The outstanding voting shares of the Fund as of March 10, 2005 consisted of 38,733,605 shares of common stock and 17,360 Taxable Auction Market Preferred Shares, liquidation preference $25,000 per share, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of the Directors. Any stockholder may revoke his proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at its offices at 757 Third Avenue, New York, New York 10017, or by signing another proxy of a later date or by personally casting his vote at the Meeting.

    THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS OF THE FUND, INCLUDING FINANCIAL STATEMENTS, HAVE BEEN PREVIOUSLY MAILED TO STOCKHOLDERS. IF YOU HAVE NOT RECEIVED THESE REPORTS OR WOULD LIKE TO RECEIVE ADDITIONAL COPIES FREE OF CHARGE, PLEASE CONTACT LAWRENCE B. STOLLER, ASSISTANT SECRETARY OF THE FUND AT 757 THIRD AVENUE, NEW YORK, NEW YORK 10017, (800) 330-7348, AND THEY WILL BE SENT PROMPTLY BY FIRST-CLASS MAIL.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

    At the Meeting, three Directors will be elected to serve for a term of three years and until their successors are duly elected and qualified and one Director will be elected to serve for a term of one year and until his successor is duly elected and qualified. The nominees for Director are Bonnie Cohen, Willard H. Smith Jr. and Richard E. Kroon, for terms to expire in 2008 and C. Edward Ward, Jr., for a term to expire in 2006. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees. Ms. Cohen and Mr. Smith are standing for re-election. Mr. Kroon and Mr. Ward were elected as Directors by the other Directors of the Fund effective as of November 4, 2004. Mr. Kroon and Mr. Ward were nominated by the Nominating Committee of the Fund's Board of Directors after first being identified as potential Directors by several members of that Committee. At the Meeting, the holders of the Fund's Taxable Auction Market Preferred Shares will have equal voting rights with the holders of the Fund's common stock (i.e., one vote per share), and will vote together with the holders of the Fund's common stock as a single class on the election of Messrs. Kroon and Ward and Ms. Cohen. The holders of the Fund's Taxable Auction Market Preferred Shares, voting separately as a class, have the right to elect two Directors of the Fund. The holders of the Fund's common stock do not have the right to vote with respect to the election of these two Directors, who are Martin Cohen and Willard H. Smith Jr. Mr. Smith is standing for re-election at the meeting as his term expires in 2005. The holders of the Fund's Taxable Auction Market Preferred Shares, voting separately as a class, will vote for the election of Mr. Smith. Mr. Cohen is not standing for re-election at the meeting as his term does not expire until 2007. In addition to the Fund, each nominee also currently serves as Director of the thirteen other funds within the Cohen & Steers Fund Complex.

                     SUMMARY OF VOTING RIGHTS ON PROPOSAL 1

                                                                                    TAXABLE
                                                                 COMMON          AUCTION MARKET
                                                              SHAREHOLDERS   PREFERRED SHAREHOLDERS
                                                              ------------   ----------------------
Bonnie Cohen................................................   38,733,605            17,360
Richard E. Kroon............................................   38,733,605            17,360
C. Edward Ward, Jr. ........................................   38,733,605            17,360
Willard H. Smith Jr. .......................................          N/A            17,360

    At the Annual Meeting of Stockholders held on April 24, 2003, the Fund's stockholders elected the Board of Directors to staggered terms. Accordingly, the term of office of only a single class of Directors will expire in 2005. As a result of this system, only those Directors in any one class may be changed in any one year, and it would require two years or more to change a majority of the Board of Directors. This system of electing Directors, which may be regarded as an 'anti-takeover' provision, may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of Directors.

    The nominees have consented to serve as Directors. The Board of Directors of the Fund knows of no reason why a nominee would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend.

    Certain information concerning Messrs. Kroon, Ward and Smith and Ms. Cohen and the other members of the Board of Directors is set forth as follows:

                                                                                                                 NUMBER OF
                                                                                                                   FUNDS
                                                                                                                  WITHIN
                                                                                                                   FUND
                                                                                                                  COMPLEX
                                                                                                                OVERSEEN BY
                                                     PRINCIPAL OCCUPATION DURING PAST                            DIRECTOR
                                   POSITION HELD       FIVE YEARS (INCLUDING OTHER      LENGTH OF     TERM      (INCLUDING
    NAME, ADDRESS AND AGE*           WITH FUND             DIRECTORSHIPS HELD)         TIME SERVED  OF OFFICE    THE FUND)
    ----------------------           ---------             -------------------         -----------  ---------    ---------
Disinterested Directors
Bonnie Cohen .................       Director        Private Consultant. Prior         Since 2002     2008'D'       14
 Age: 62                                             thereto, Undersecretary of
                                                     State, United States Department
                                                     of State. Board Member of
                                                     Wellsford Real Properties, Inc.

George Grossman ..............       Director        Attorney-at-Law.                  Since 2002     2006          14
 Age: 51

Richard E. Kroon .............       Director        Board member of Finlay               Since       2008'D'       14
 Age: 62                                             Enterprises, Inc. (operator of     November
                                                     department store fine jewelry        2004
                                                     leased departments), and several
                                                     private companies; member of
                                                     Investment Subcommittee,
                                                     Monmouth University. Retired
                                                     Chairman and Managing Partner of
                                                     Sprout Group venture capital
                                                     funds, then an affiliate of
                                                     Donaldson, Lufkin and Jenrette
                                                     Securities Corporation; and
                                                     former chairman of the National
                                                     Venture Capital Association.

Richard J. Norman ............       Director        Private Investor. President of    Since 2002     2007          14
 Age: 61                                             the Board of Directors of
                                                     Maryland Public Television,
                                                     Board Member of The Salvation
                                                     Army. Prior thereto, Investment
                                                     Representative of Morgan Stanley
                                                     Dean Witter.

Frank K. Ross ................       Director        Professor of Accounting, Howard   Since March    2007          14
 Age: 61                                             University; Board member of          2004
                                                     NCRIC Group, Inc. (insurance)
                                                     and Pepco Holdings, Inc.
                                                     (electric utility). Formerly,
                                                     Midatlantic Area Managing
                                                     Partner for Audit and Risk
                                                     Advisory Services at KPMG LLP
                                                     and Managing Partner of its
                                                     Washington, DC office.

Willard H. Smith Jr.  ........       Director        Board member of Essex Property    Since 2002     2008'D'       14
 Age: 68                                             Trust, Inc., Highwoods
                                                     Properties, Inc., Realty Income
                                                     Corporation and Crest Net Lease,
                                                     Inc. Managing Director at
                                                     Merrill Lynch & Co., Equity
                                                     Capital Markets Division, from
                                                     1983 to 1995.

                                                  (table continued on next page)

(table continued from previous page)

                                                                                                                 NUMBER OF
                                                                                                                   FUNDS
                                                                                                                  WITHIN
                                                                                                                   FUND
                                                                                                                  COMPLEX
                                                                                                                OVERSEEN BY
                                                     PRINCIPAL OCCUPATION DURING PAST                            DIRECTOR
                                   POSITION HELD       FIVE YEARS (INCLUDING OTHER      LENGTH OF     TERM      (INCLUDING
    NAME, ADDRESS AND AGE*           WITH FUND             DIRECTORSHIPS HELD)         TIME SERVED  OF OFFICE    THE FUND)
    ----------------------           ---------             -------------------         -----------  ---------    ---------
C. Edward Ward, Jr.  .........       Director        Member of The Board of Trustees      Since       2006'D'       14
 Age: 58                                             of Manhattan College, Riverdale,   November
                                                     New York. Formerly head of           2004
                                                     closed-end fund listing for the
                                                     New York Stock Exchange

Interested Directors**

Martin Cohen .................  Director, President  Co-Chairman and Co-Chief          Since 2002     2007          14
 Age: 56                           and Treasurer     Executive Officer of Cohen &
                                                     Steers Capital Management, Inc.,
                                                     the Fund's Adviser, and its
                                                     parent company, Cohen & Steers,
                                                     Inc. Prior thereto, President of
                                                     the Adviser.

Robert H. Steers .............  Director, Chairman   Co-Chairman and Co-Chief          Since 2002     2006          14
 Age: 52                         of the Board and    Executive Officer of Cohen &
                                     Secretary       Steers Capital Management, Inc.,
                                                     the Fund's Adviser, and its
                                                     parent company, Cohen & Steers
                                                     Inc. Prior thereto, Chairman of
                                                     the Adviser.

---------

 *  The address of each Director is 757 Third Avenue, New York, New York 10017.

** 'Interested person,' as defined in the Investment Company Act of 1940, as amended, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's investment manager and its parent company, Cohen & Steers, Inc.

'D' If elected at the Meeting.

    The Fund does not have a policy with regard to the Directors' attendance at annual meetings and none of the Directors attended the Fund's 2004 annual meeting.

    During the Fund's fiscal year ended December 31, 2004, the Board of Directors met seven times. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and the Committees for which he or she was eligible. The Fund maintains four standing Board Committees, the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee of the Board of Directors. The Directors serving on each Committee are not 'interested persons' of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the 'Act'), and otherwise satisfy the applicable standards for independence of a committee member of an investment company issuer under the federal securities laws and under applicable listing standards of the New York Stock Exchange. The members of the Nominating and Contract Review Committees are Ms. Cohen and Messrs. Kroon, Grossman, Norman, Ross, Smith and Ward. The members of the Governance Committee are Messrs. Norman, Ward and Smith. The members of the Audit Committee are Ms. Cohen and Messrs. Ross, Kroon and Grossman. The Board of Directors determined that Mr. Ross meets the requirements necessary to serve as an audit committee financial expert and that the Audit Committee members are financially literate, for purposes of the New York Stock Exchange listing standards.

    The Audit Committee met four times during the fiscal year ended
December 31, 2004 and operates pursuant to a written charter adopted by the Board. The main function of the Audit Committee is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of the Fund's independent auditors and the performance of the Fund's internal control systems and independent auditors.

    The Nominating Committee met twice during the fiscal year ended
December 31, 2004 and operates pursuant to a written charter adopted by the Board. A current copy of the charter is not available on the Fund's website, but it was filed with the Fund's proxy statement in 2004. The main functions of the Nominating Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to select the Director nominees for the next annual meeting of stockholders and (iii) to set any necessary standards or qualifications for service on the Board. The Nominating Committee will consider director candidates recommended by stockholders, provided that any such stockholder recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund and further provided that such recommendation includes all other information specified in the charter.

    The Nominating Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial and other relevant experience, (v) an assessment of the candidate's character, integrity, ability and judgment (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes, (vii) whether or not the candidate has any relationships that might impair his or her independence and (viii) overall interplay of a candidate's experience, skill and knowledge with that of other Committee members. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Directors, (ii) the Fund's officers, (iii) the Fund's investment manager, (iv) the Fund's stockholders (see above) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

    The Contract Review Committee met twice during the fiscal year ended December 31, 2004 and operates pursuant to a written charter adopted by the Board in September 2004. The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Adviser and to select third parties to provide evaluative reports and other information regarding the services provided by the Adviser to the Board.

    The Governance Committee did not meet during the fiscal year ended
December 31, 2004. It operates pursuant to a written charter adopted by the Board in September 2004. The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee oversees, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of independent directors for service on the Board and any Board committee.

AUDIT COMMITTEE REPORT

    The Audit Committee has met with PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm, to discuss the scope of the engagement, review the Fund's financial statements, and discuss the statements and audit results with management. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statement on Auditing Standards 61, received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1 and discussed with PricewaterhouseCoopers LLP the independent registered public accounting firm's independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the last fiscal year.

March 8, 2005

Submitted by the Audit Committee of the Fund's Board of Directors

Bonnie Cohen
George Grossman
Richard E. Kroon
Richard J. Norman
Frank K. Ross
Willard H. Smith Jr.
C. Edward Ward, Jr.

                               *       *       *

    As of March 10, 2005, the Directors and officers of the Fund as a group owned less than 1% of the outstanding securities of the Fund. To the knowledge of management, no person, owned of record or owned beneficially more than 5% of the Fund's common shares or Taxable Auction Market Preferred Shares outstanding as of that date, except that Cede & Co., a nominee for participants in the Depository Trust Company, held of record 38,733,605 common shares, equal to approximately 96.68% of the Fund's outstanding common shares, and 17,360 Taxable Auction Market Preferred Shares, equal to approximately 100% of the Fund's outstanding preferred shares.

    As of March 10, 2005, none of the Directors who are not interested persons of the Fund nor any of their immediate family members owned any securities in the Adviser or any person directly or indirectly controlling, controlled by or under common control with the Adviser.

    The following table provides information concerning the dollar range of the Fund's equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex by each Director.

                                                                             AGGREGATE DOLLAR RANGE OF
                                                 DOLLAR RANGE OF EQUITY      EQUITY SECURITIES IN THE
                                              SECURITIES IN THE FUND AS OF  COHEN & STEERS FUND COMPLEX
                                                     MARCH 10, 2005            AS OF MARCH 10, 2005
                                                     --------------            --------------------
Robert H. Steers............................         Over $100,000                 Over $100,000
Martin Cohen................................         Over $100,000                 Over $100,000
Bonnie Cohen................................       $50,001 - $100,000              Over $100,000
George Grossman.............................       $10,001 - $50,000               Over $100,000
Richard E. Kroon............................          $1 - $10,000               $10,001 - $50,000
Richard J. Norman...........................       $10,001 - $50,000               Over $100,000
Frank K. Ross...............................       $10,001 - $50,000               Over $100,000
Willard H. Smith Jr. .......................       $10,001 - $50,000               Over $100,000
C. Edward Ward, Jr..........................          $1 - $10,000               $10,001 - $50,000

    COMPENSATION OF DIRECTORS AND OFFICERS. Directors of the Fund who are not interested persons of the Fund are paid by the Fund an annual retainer of $4,500 and a fee of $500 for each regular meeting attended and are reimbursed for the expenses of attendance at such meetings and, for the fiscal year ended
December 31, 2004, such fees and expenses paid by the Fund totaled $48,748.

    The following table sets forth information regarding compensation of Directors by the Fund and by the Cohen & Steers Fund Complex for the fiscal year ended December 31, 2004. Officers of the Fund, other than the Chief Compliance Officer who receives less than $60,000 from the Fund, and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the Cohen & Steers Fund Complex which is a U.S. registered investment company. In the column headed 'Total Compensation to Directors by Fund Complex,' the compensation paid to each Director represents the twelve funds that each Director served in the Cohen & Steers Fund Complex during 2004. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED DECEMBER 31, 2004

                                                                                 TOTAL
                                                                             COMPENSATION
                                                               AGGREGATE        PAID TO
                                                              COMPENSATION   DIRECTORS BY
                  NAME OF PERSON, POSITION                     FROM FUND     FUND COMPLEX
                  ------------------------                     ---------     ------------
Bonnie Cohen, Director......................................     $7,500         $85,625
Martin Cohen*, Director and President.......................     $    0         $     0
George Grossman, Director...................................     $7,500         $85,625
Richard E. Kroon, Director..................................     $2,125         $25,500
Richard J. Norman, Director.................................     $7,500         $85,625
Frank K. Ross, Director.....................................     $5,875         $71,000
Willard H. Smith Jr., Director..............................     $7,500         $85,625
Robert H. Steers*, Director and Chairman....................     $    0         $     0
C. Edward Ward, Jr., Director...............................     $2,125         $25,500

---------

* 'Interested person,' as defined in the Act, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's investment manager and its parent company, Cohen & Steers, Inc.

    SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), and
Section 30(h) of the Act, as applied to the Fund, require certain of the Fund's officers, Directors and investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ('Reporting Persons') to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. Those persons are required by Securities and Exchange Commission regulations to furnish the Fund with copies of all filings. In June 2004, Joseph M. Harvey was elected as a Vice President of the Fund. A Form 3 was filed on Mr. Harvey's behalf in August 2004.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE ELECTION OF EACH NOMINEE TO SERVE AS A DIRECTOR OF THE FUND.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    The Audit Committee, at a meeting held on March 8, 2005, selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit the accounts of the Fund for the fiscal year ending December 31, 2005. Their selection also was ratified and approved by the vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Directors who are not 'interested persons' of the Fund within the meaning of the Act and who are 'independent' as defined in the New York Stock Exchange listing standards, at a meeting held on March 8, 2005. PricewaterhouseCoopers LLP has audited the accounts of the Fund since prior to the Fund's commencement of business on February 28, 2002 and does not have any direct financial interest or any material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP is expected to be available for the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors meets at least twice each year with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement, and review the financial statements of the Fund and the results of their examination thereof.

                    FEES PAID TO PRICEWATERHOUSECOOPERS LLP

    Aggregate fees billed to the Fund by PricewaterhouseCoopers LLP for the last two fiscal years for professional services rendered were as follows:

                                                               2004      2003
                                                               ----      ----
Audit Fees..................................................  $80,000   $74,151
Audit-Related Fees..........................................   15,000    40,000
Tax Fees....................................................   12,600     9,300
All Other Fees..............................................    --        --

    Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the Taxable Auction Market Preferred Shares. Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

    Aggregate fees billed by PricewaterhouseCoopers LLP for the last two fiscal years for non-audit services provided to the Adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

                                                               2004      2003
                                                               ----      ----
Audit-Related Fees..........................................    --        --
Tax Fees....................................................    --        --
All Other Fees..............................................  $62,500   $49,500

    These other fees were billed in connection with internal control reviews and AIMR performance reviews.

    The Audit Committee is required to pre-approve audit and non-audit services performed for the Fund by its principal accountant. The Audit Committee also is required to pre-approve non-audit services performed by the Fund's principal accountant for the Adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the Fund's investment adviser that provides ongoing services to the Fund, if the engagement for services relates directly to the operations and financial reporting of the Fund.

    The Audit Committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the Fund. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibility to pre-approve services to be performed by the Fund's principal accountant for the Adviser.

    None of the services described above were approved by the Audit Committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed by PricewaterhouseCoopers LLP for non-audit services rendered to the Fund and for non-audit services rendered to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant were $95,600 and $98,800, respectively.

    The Audit Committee considered whether the provision of non-audit services that were rendered to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence.

            CERTAIN INFORMATION REGARDING THE INVESTMENT MANAGER AND
                               THE ADMINISTRATOR

    The Fund has retained Cohen & Steers Capital Management, Inc., a New York corporation with offices at 757 Third Avenue, New York, New York 10017, to serve as its investment manager and administrator (the 'Adviser') under an investment management agreement dated February 25, 2002 and an administration agreement, dated February 25, 2002. Martin Cohen and Robert H. Steers are 'controlling persons' of the Adviser on the basis of their ownership of more than 25% of the stock of the Adviser's parent company, Cohen & Steers, Inc. Their address is 757 Third Avenue, New York, New

York 10017. State Street Bank and Trust Company, with offices at 225 Franklin Street, Boston, Massachusetts 02110, serves as sub-administrator to the Fund.

                              OFFICERS OF THE FUND

    The principal officers of the Fund and their principal occupations during the past five years are set forth below. The address of each of the following persons is 757 Third Avenue, New York, New York 10017.

    Robert H. Steers, Chairman of the Board and Secretary (see Proposal One, 'Election of Directors,' at page 4 for biographical information).

    Martin Cohen, President and Treasurer (see Proposal One, 'Election of Directors,' at page 4 for biographical information).

    Adam M. Derechin, Vice President and Assistant Treasurer, age 40, joined the Adviser in 1993 and has been the Chief Operating Officer since 2003 and prior to that was a Senior Vice President.

    Joseph M. Harvey, Vice President, age 41, joined the Adviser in 1992 and has been President since 2003 and prior to that was a Senior Vice President.

    Lawrence B. Stoller, Assistant Secretary, age 41, joined the Adviser in 1999 and has been Executive Vice President and General Counsel of the Adviser since 2005. From 1999 to 2005 he was Senior Vice President and General Counsel of the Adviser.

    John E. McLean, Chief Compliance Officer, age 34, joined the Adviser in 2003 as Vice President and Associate General Counsel. Prior to that, he served as Vice President, Law & Regulation at J. & W. Seligman & Co. and as an associate at Battle Fowler LLP.

                      SUBMISSION OF PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

    All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in 2006, must be received by the Fund (address to Cohen & Steers Quality Income Realty Fund, Inc., 757 Third Avenue, New York, New York 10017) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 18, 2005. Any stockholder who desires to bring a proposal for consideration at the Fund's 2006 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (address to Cohen & Steers Quality Income Realty Fund, Inc., 757 Third Avenue, New York, New York 10017) during the 30 day period from December 29, 2005 to January 28, 2006.

                           STOCKHOLDER COMMUNICATIONS

    Stockholders may send written communications to the Board to the attention of the Board of Directors, c/o Cohen & Steers Funds, 757 Third Avenue, New York, NY 10017. Stockholder communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Each properly submitted stockholder communication shall be provided to the Board at its next regularly scheduled meeting or if such communication requires more immediate attention, it will be forwarded to the Directors promptly after receipt.

                                 OTHER MATTERS

    Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                                 VOTES REQUIRED

    The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. The election of the Directors representing the Fund's common stock, as set forth in Proposal 1, will require a vote of the holders of a plurality of the Fund's shares present at the Meeting. The vote of the holders of a plurality of the Fund's Taxable Auction Market Preferred Shares is required to elect Messrs. Cohen and Smith, who have been designated as representing the holders of the Fund's Taxable Auction Market Preferred Shares.

    If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Directors and for any other proposals.

                                         By order of the Board of Directors,

                                         Robert H. Steers

                                         ROBERT H. STEERS
                                          Secretary

March 18, 2005
New York, New York

                                   Appendix I

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                                757 Third Avenue
                            New York, New York 10017

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking any such prior appointments, the undersigned appoints Jay J. Chen and Lawrence B. Stoller (or, if only one shall act, then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers Quality Income Realty Fund, Inc. (the "Fund") registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017 on April 28, 2005 at 10:00 a.m., and at any adjournments thereof.

--------------------------------------------------------------------------------
   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

----------------------------                 ----------------------------
----------------------------                 ----------------------------
----------------------------                 ----------------------------

                                                                            3531
          Please mark
|X|       votes as in
          this example.


-----------------------------------------------
COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-----------------------------------------------
               COMMON SHARES

1. Election of Directors.                                2. To transact such other business as may properly come before
Nominees: (01) Bonnie Cohen, (02) Richard E. Kroon and      the meeting.
          (03) C. Edward Ward Jr.
                     ____        ____
          FOR       |    |      |    |      WITHHELD
          ALL       |    |      |    |      FROM ALL
          NOMINEES  |____|      |____|      NOMINEES

    ____
   |    |
   |    |
   |____| __________________________________________
            For all nominee(s) except as written above      The shares of common stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all nominees for Director.

                                                                                                                         ____
                                                            Mark box at right if an address change or comment has been  |    |
                                                            noted on the reverse side of this card.                     |    |
                                                                                                                        |____|


                                                            Please be sure to sign and date this Proxy.


Signature:______________________ Date:__________            Signature:______________________ Date:__________

                                   Appendix II

                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                                757 Third Avenue
                            New York, New York 10017

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking any such prior appointments, the undersigned appoints Jay J. Chen and Lawrence B. Stoller (or, if only one shall act, then that one) proxies with the power of substitution to vote all the Taxable Auction Market Preferred Shares and Auction Market Preferred Shares (together, the "Preferred Shares") of Cohen & Steers Quality Income Realty Fund, Inc. (the "Fund") registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017 on April 28, 2005 at 10:00 a.m., and at any adjournments thereof.

--------------------------------------------------------------------------------
   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

----------------------------                 ----------------------------
----------------------------                 ----------------------------
----------------------------                 ----------------------------

                                                                            3531
          Please mark
|X|       votes as in
          this example.

-----------------------------------------------
COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-----------------------------------------------
               PREFERRED SHARES

1. Election of Directors.                                2. To transact such other business as may properly come before
Nominees: (01) Bonnie Cohen, (02) Richard E. Kroon,         the meeting.
          (03) C. Edward Ward Jr. and
          (04) William H. Smith Jr.
                     ____        ____
          FOR       |    |      |    |      WITHHELD
          ALL       |    |      |    |      FROM ALL
          NOMINEES  |____|      |____|      NOMINEES

    ____
   |    |
   |    |
   |____| __________________________________________
          For all nominee(s) except as written above        The Preferred Shares represented by this Proxy will be voted in accordance with the specifications made above. If no specifications aremade, such shares will bevoted FOR the election of all nominees for Director.

                                                                                                                         ____
                                                            Mark box at right if an address change or comment has been  |    |
                                                            noted on the reverse side of this card.                     |    |
                                                                                                                        |____|


                                                            Please be sure to sign and date this Proxy.




Signature:______________________ Date:__________            Signature:______________________ Date:__________



                          STATEMENT OF DIFFERENCES
                          ------------------------

 The dagger symbol shall be expressed as................................ 'D'